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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 2, 2005


                               CAMBREX CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       1-10638                  22-2476135
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


            ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY 07073
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (201) 804-3000


Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
                                 AUGUST 2, 2005

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

         The Board of  Directors  of Cambrex  Corporation  amended  Article III,
Section 1 of the Corporation's By-laws effective July 28, 2005. By this amendment the Board fixed the maximum number of Directors at eleven, where previously there was no fixed maximum number of Board members.

ITEM 9.01 - EXHIBIT

         (c) Exhibit Index

         Item 601(b)

         (3)(ii) Text of Amendment to By-Laws of Cambrex Corporation, effective July 28, 2005.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                            CAMBREX CORPORATION


Date: August 2, 2005                        By: /s/ Peter E. Thauer
      ------------------------------           ----------------------------
                                               Name:  Peter E. Thauer
                                               Title: Senior Vice President